June 30, 2010, as supplemented August 10, 2010

NUVEEN MULTISTATE TRUST II

Nuveen California High Yield Municipal Bond Fund

Ticker Symbols: Class A—NCHAX, Class C—NCHCX, Class I—NCHRX

Nuveen California Municipal Bond Fund

Ticker Symbols: Class A—NCAAX, Class B—NCBBX, Class C—NCACX, Class I—NCSPX

Nuveen California Insured Municipal Bond Fund

Ticker Symbols: Class A—NCAIX, Class B—NCABX, Class C—NCAKX, Class I—NCIBX

Nuveen Connecticut Municipal Bond Fund

Ticker Symbols: Class A—FCTTX, Class B—FCTBX, Class C—FCTCX, Class I—FCTRX

Nuveen Massachusetts Municipal Bond Fund

Ticker Symbols: Class A—NMAAX, Class B—NMABX, Class C—NMACX, Class I—NBMAX

Nuveen Massachusetts Insured Municipal Bond Fund

Ticker Symbols: Class A—NMAIX, Class B—NINSX, Class C—NMAKX, Class I—NIMAX

Nuveen New Jersey Municipal Bond Fund

Ticker Symbols: Class A—NNJAX, Class B—NNJBX, Class C—NNJCX, Class I—NMNJX

Nuveen New York Municipal Bond Fund

Ticker Symbols: Class A—NNYAX, Class B—NNYBX, Class C—NNYCX, Class I—NTNYX

Nuveen New York Insured Municipal Bond Fund

Ticker Symbols: Class A—NNYIX, Class B—NNIMX, Class C—NNYKX, Class I—NINYX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC (“Nuveen”), or from the Funds, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectuses for the Funds. The Prospectuses are dated June 30, 2010.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report; each is included herein by reference and is available without charge by calling (800) 257-8787.

THE TRUST

The Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate Trust II (the “Trust”), is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has ten series: the Nuveen New York Municipal Bond Fund (formerly the Nuveen Flagship New York Municipal Bond Fund, and formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen New Jersey Municipal Bond Fund (formerly the Nuveen Flagship New Jersey Municipal Bond Fund, and formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California High Yield Municipal Bond Fund; the Nuveen Connecticut Municipal Bond Fund (formerly the Nuveen Flagship Connecticut Municipal Bond Fund, and formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen California Intermediate Municipal Bond Fund (formerly the Nuveen Flagship California Intermediate Municipal Bond Fund) has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

(1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management (“NAM”), each Fund’s investment adviser, determines such investment should enable the Fund to better maximize its existing investment in such issuer. In addition, the California High Yield Municipal

Bond Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly, as well as a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

(2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund’s assets. This limitation shall not apply to the Massachusetts Insured Municipal Bond Fund.

(3) Borrow money, except as permitted by the Investment Company Act of 1940 (the “1940 Act”) and exemptive orders granted thereunder.

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund’s total assets.

(5) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

(6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting.

(7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

(9) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

(11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

(12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Trust, or those officers and directors of NAM, who individually own beneficially more than  1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities. This limitation shall not apply to the California High Yield Municipal Bond Fund.

For the purpose of applying the limitations set forth in paragraphs (2) and (12) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

Except with respect to paragraph (3) above, the foregoing restrictions and limitations, as well as a Fund’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition, each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, may not:

(1) Invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

(2) Invest more than 15% of its net assets in inverse floating rate securities.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days.

Portfolio Securities

As described in each Prospectus, under normal market conditions, each Fund invests at least 80% of its net assets in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund’s respective state, which generally will be Municipal Obligations issued within the Fund’s respective state or U.S. territories (such as Puerto Rico and Guam). In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. For diversification purposes or when after-tax yields merit, each Fund may invest up to 20% of its net assets in Municipal Obligations that are not exempt from state or local tax.

Under normal market conditions, each Fund, other than the California High Yield Municipal Bond Fund, California Insured Municipal Bond Fund, Massachusetts Insured Municipal Bond Fund and New York Insured Municipal Bond Fund (see below), invests at least 80% of its net assets in Municipal Obligations rated BBB/Baa or higher at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Corporation (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, judged by NAM, to be of comparable quality. Each Fund, other than the California High Yield Municipal Bond Fund, California Insured Municipal Bond Fund, Massachusetts Insured Municipal Bond Fund and New York Insured Municipal Bond Fund, may invest up to 20% of its net assets in Municipal Obligations rated below BBB/Baa by Moody’s, S&P or Fitch. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

Under normal market conditions, the California High Yield Municipal Bond Fund invests at least 65% of its net assets in medium- to low-quality Municipal Obligations rated BBB/Baa or lower by S&P, Moody’s or Fitch or, if unrated, judged by NAM to be of comparable quality. As a temporary defensive measure, in response to unusual market conditions, lack of acceptable supply or times when yield spreads do not justify the increased risks of investing in these securities, the Fund may invest in higher quality Municipal Obligations (those rated AAA/Aaa to A or, if unrated, judged by NAM to be of comparable quality) or in short-term, high-quality investments. The Fund may invest up to 10% of its net assets in defaulted Municipal Obligations (i.e., bonds on which the issuer has not paid principal or interest on time).

Under normal market conditions, the California Insured Municipal Bond Fund, Massachusetts Insured Municipal Bond Fund and New York Insured Municipal Bond Fund invest at least 80% of their net assets in Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal and interest thereon. In addition, the Municipal Obligations in which the Funds invest are, at the time of purchase, (i) rated BBB/Baa or higher by Moody’s, S&P or Fitch or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or higher by Moody’s, S&P or Fitch, (ii) unrated, but judged to be of comparable quality by NAM, or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest.

As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called “lease obligations”) of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating securities for purchase, a Fund will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate, which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

The Funds may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund’s investment in inverse floaters likely would adversely affect the fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Funds will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Insurance

Each insured Municipal Obligation held by the Nuveen California Insured Municipal Bond Fund, the Nuveen Massachusetts Insured Municipal Bond Fund, and the Nuveen New York Insured Municipal Bond Fund (the “Insured Funds”) will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance (“Original Issue Insurance”), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance (“Secondary Market Insurance”), or (3) covered by a master municipal insurance policy purchased by the Funds (“Portfolio Insurance”). The Insured Funds do not currently maintain a policy of Portfolio Insurance. The Insured Funds may in the future obtain policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Funds. However, the Insured Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating by virtue of the claims-paying ability of the insurer. By way of contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

A Fund will not be required to dispose of securities in the event Moody’s, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody’s, S&P or Fitch should downgrade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody’s, S&P or Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates (“collateralized obligations”). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. government agency securities. Collateralized obligations will not constitute more than 20% of a Fund’s assets.

Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund’s assets that may be invested in Municipal Obligations insured by any given insurer.

Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the “Fiscal Agent”) equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund’s right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value generally cannot be estimated.

Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of NAM, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of NAM, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that an Insured Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A “when-issued” Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such “when-issued” Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See “Original Issue Insurance” above.

Each Portfolio Insurance policy will be non-cancelable and will remain in effect so long as an Insured Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days’ written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days’ written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

Each Portfolio Insurance policy will terminate, as to any Municipal Obligation that has been redeemed from or sold by a Fund, on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy, as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate, as to such Municipal Obligation, on the business day immediately following such payment date. Each policy will terminate, as to all Municipal Obligations covered thereby, on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance (“Permanent Insurance”) with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of NAM, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

Each Insured Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds that are not in default and that are rated the lesser of Baa/BBB or the rating of the insurer. In certain circumstances, however, NAM may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. Except as described above for bonds covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any separate value on the insurance in valuing the Municipal Obligations that it holds.

Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

Portfolio Trading and Turnover

The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund’s investments are known as “portfolio turnover.”

The portfolio turnover rates for the 2009 and 2010 fiscal year-ends of the Funds were:

	Fiscal Year
	2009	2010

Nuveen California High Yield Municipal Bond Fund	55%	23%

Nuveen California Municipal Bond Fund	40	14

Nuveen California Insured Municipal Bond Fund	9	1

Nuveen Connecticut Municipal Bond Fund	14	4

Nuveen Massachusetts Municipal Bond Fund	20	5

Nuveen Massachusetts Insured Municipal Bond Fund	20	9

Nuveen New Jersey Municipal Bond Fund	21	8

Nuveen New York Municipal Bond Fund	30	3

Nuveen New York Insured Municipal Bond Fund	11	4

When-Issued or Delayed-Delivery Securities

Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal “forwards” pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Zero Coupon Bonds. The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Special Considerations Relating to Municipal Obligations of Designated States

Except as described in the Prospectus, each of the Funds invests at least 80% of its net assets in Municipal Obligations that are exempt from both regular federal and state income taxes, a significant portion of which generally consist of Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Set forth below is a summary of information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states, as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to California. The California Funds concentrate their investments in California municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. Historically, California’s economy has been more volatile than the nation as a whole. The State’s economy is relatively diverse with key drivers being international trade, technology production, tourism, finance, defense, and construction. After experiencing a deep recession due to the deterioration in the housing market, California is showing signs of recovery as hiring in trade, manufacturing and technology services have pushed payrolls higher. Improving US consumer confidence and increasing technology demand should support the state’s recovery. State-wide employment has declined from a peak of 15,265,500 in June 2007 to 13,821,200 in March 2010, a decline of 9.45%. Unemployment for the state was 13.0% in March 2010, versus the national average of 9.7% for the same period. The improvement to the state’s housing market seen last year will likely weaken in 2010 with the expiration of the federal homebuyer tax credit in April 2010. Additionally, the State of California’s continual budget imbalance could be a major risk to its recovery if extraordinary cash management measures need to be implemented. The State of California has incurred a negative unreserved, undesignated fund balance for the last three Fiscal Years. At Fiscal Year End 2009, the General Fund’s unreserved, undesignated fund balance registered at a negative 21.8% of General

Fund Revenues, deteriorating further from prior FY 2008’s negative 6.4%. The state’s Controller was forced to issue IOUs in order to provide for its non-priority payments beginning July 2, 2009. The IOUs continued to be issued until a budget accord was reached in late July. The enacted $119.2 billion FY 2010 budget was 17.5% less than the prior year. The FY 2010 budget included no broad based tax increases, program reductions and other “solutions” to close an approximate $26.5 billion deficit. Other solutions included borrowing from local governments and accounting deferrals. On May 14, 2010, Governor Schwarzenegger’s released his revised $122.6 billion FY 2011 budget which estimates the deficit to be $17.9 billion - down from the January projection of $18.9 billion due in part to special session and federal fund solutions. The proposal does not include new taxes but eliminates CalWORKS (the state’s welfare program), reduces social spending and establishes a $1.2 billion reserve. The governor also relies on federal funds, accounting maneuvers and fund transfers. Two areas are spared from cuts: State Parks and Higher Education. The California’s Legislative Analysts Office released a report advising lawmakers to reject Gov. Schwarzenegger’s plan to eliminate the state’s welfare program and suggests lawmakers instead cut other programs and raise taxes modestly to close California’s budget deficit. California is tied with Illinois for having the lowest credit rating of any state in the country. According to Moody’s Investors Service, California has more debt outstanding than any other state, although the State ranks 10th on a per capita basis as of 2009. In addition to its outstanding debt, California also has approximately $47.5 billion of general obligation bonds authorized but unissued as of February 1, 2010. California’s political landscape has often led to governmental difficulties, including in the adoption of the state budget. As opposed to the simple majority required by most states, California requires a 67% majority of the legislature to adopt a state budget or implement state tax increases. California’s voter initiative process has resulted in several initiatives that have restricted the taxing ability of the State and its political subdivisions, including Proposition 13. Other mandates have required the State and its political subdivisons to incur certain expenses, further restricting their financial flexibility. In addition, unanticipated initiatives that could impact the financial health of the State or its political subdivisions may be adopted in the future. Declining property values resulting from the bursting of the housing bubble may pressure units of local government, as these entities often rely on property taxes for a significant amount of their revenues. The State and its political subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees.

Factors Pertaining to Connecticut. The Connecticut Fund concentrates its investments in Connecticut municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Connecticut and their ability to pay principal and interest on their obligations. The State’s economy is heavily influenced by the high-wage financial services industry, a major reason why Connecticut enjoys the highest per capita income in the nation. On a percentage basis, no other state, including New York, is more dependent on financial services. As a result of the worldwide financial crisis, this important industry has suffered and, according to Moody’s Economy.com, is likely to remain sluggish for the near term. Defense spending also figures prominently into Connecticut’s economy. Despite its relatively small size, Connecticut ranks 11th among the 50 states in defense dollars awarded. Therefore, any cutbacks in defense spending would likely impact Connecticut disproportionately. Though Connecticut’s unemployment rate is below that of the nation, it has risen substantially over the past year as job losses have mounted. As with most states, the slowing economy has negatively impacted Connecticut’s tax revenues. The State has responded with expenditure reductions, draws on reserves, and tax hikes, including increases in the personal income tax, the corporate income tax, and the cigarette tax. The State also plans to issue almost $1 billion of deficit financing in FY 2011. Declining property values resulting from the bursting of the housing bubble may pressure units of local government, as these entities often rely on property taxes for a significant amount of their revenues. The State and its political subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees. The State is heavily indebted according to any number of measurements, which may reduce financial flexibility in the future. According to Moody’s Investors Service, in 2009 Connecticut had the highest debt burden in the United States on a per capita basis.

Factors Pertaining to Massachusetts. The Massachusetts Funds concentrate their investments in Massachusetts municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Massachusetts and their ability to pay principal and interest on their obligations. Massachusetts’ economy is driven by education, healthcare, financial services, and high tech. Massachusetts’ downturn was milder than the nation’s as a whole, and, according to Moody’s Economy.com, the Commonwealth’s economy has entered recovery. Unemployment stood at 9.2% in April 2009, below the national average of 9.9%. Education accounts for about 5% of Massachusetts’ employment, twice the national average. The concentration of colleges and universities in Massachusetts adds employment stability and provides a source of well-educated workers for the Commonwealth’s service industries. Despite this, long term growth in Massachusetts is expected to lag the nation because of the Commonwealth’s high business costs. The recession has impacted the Commonwealth’s revenues, and Massachusetts has responded with expenditure reductions, draw downs of reserves, and $1 billion of tax hikes, including increases in sales and cigarette taxes. The Commonwealth’s Budget Stabilization Fund was drawn down substantially in FY 2009, ending that year with a balance of $841 million, down from a balance of $2.1 billion at fiscal year end 2008. This fund was drawn down again in FY 2010, and is projected to have a balance of $657 million on June 30, 2010. In April 2006, Massachusetts passed legislation essentially mandating healthcare insurance for all residents. Those residents unable to secure insurance on their own will have their premiums subsidized by the Commonwealth. Costs incurred by the Commonwealth in connection with this initiative have exceeded initial estimates and may continue to rise in the future. Following the previous recession, the Commonwealth took steps to improve its financial profile on an ongoing basis. Changes in the way school construction and the Massachusetts Bay Transportation Authority are funded have created more budgetary certainty for the Commonwealth. Due in part to costs connected to the Central Artery/Ted Williams Tunnel Project (i.e., the Big Dig), the Commonwealth’s debt burden has increased substantially in the past decade and is high by any number of measurements. According to Moody’s Investors Service, in 2009 Massachusetts had the second highest debt burden in the United States on a per capita basis. This may reduce financial flexibility in the future. An anti-tax group, The Center for Small Government, is currently seeking signatures to put a referendum on the November 2010 ballot to slash the Commonwealth’s sales tax from 6.25% to 3%. Should this come to pass, debt of the Massachusetts School Building Authority and the Massachusetts Bay Transportation Authority could be negatively impacted. To ease its own financial pressures, the Commonwealth reduced state aid to its political subdivisions in FY 2010. The ability of those subdivisions to make up for those lost revenues through higher property taxes is restricted by Proposition 2 1/2 and may be further impaired by declining property values resulting from the bursting of the housing bubble. The Commonwealth and its political subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees.

Factors Pertaining to New Jersey. The New Jersey Fund concentrates its investments in New Jersey municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in New Jersey and their ability to pay principal and interest on their obligations. New Jersey’s economy is closely tied to New York City’s and has benefited from an influx of jobs from the City. New Jersey ranks fourth in percent of its economy in financial services jobs, behind Connecticut, New York and Massachusetts, and its per capita income is second highest among the 50 states. The Port of Elizabeth/Newark is the East Coast’s largest seaport and handles about one-third of the nation’s ocean-going trade. Unemployment for New Jersey mirrors the national average (9.8% as of April 2009 versus the national average of 9.9%). According to Moody’s Economy.com, New Jersey’s economy has entered recovery, but that recovery will be slow and lag the nation as a whole. The State’s high cost nature and slow population growth are often cited as impediments to higher economic growth. The economic slowdown has caused a falloff in State tax revenues. The State has responded with tax hikes, several rounds of expenditure reductions, expenditure deferrals, and draw-downs of reserves, as well as using federal stimulus money. Additional cuts are proposed by the Governor for the FY 2011 budget, some of which could affect local governments in the State. Declining property values resulting from the bursting of the housing bubble may pressure units of local government, as these entities often rely on property taxes for a significant amount of their revenues. The State and its political subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees. New Jersey’s debt burden has increased substantially in the past decade and is high by any number of measurements, which may reduce financial flexibility in the future. On November 4, 2008, New Jersey voters approved an amendment to the State’s constitution which prohibits appropriation-backed debt without voter approval, which may further reduce the State’s future financial flexibility.

Factors Pertaining to New York. The New York Funds concentrate their investments in New York municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in New York State and their ability to pay principal and interest on their obligations. Though large and diversified, the State’s economy is heavily influenced by the high-wage financial services industry. While Wall Street represents only 4% of the State’s employment, it is estimated that it accounts for approximately 20% of all wages in the State. The federal rescue of the financial system benefitted both New York State and New York City and kept the damage to their finances from being as bad as initially feared. The State’s April 2009 unemployment rate of 8.4% is well below the national figure of 9.9%. However, upstate New York has continued to struggle because of its dependence on manufacturing. As a result of the economic downturn, New York State’s tax revenues have declined, which has caused cash flow problems for the State. The State has responded through expenditure reductions, expenditure deferrals, and temporary hikes in the income tax on high income earners. While the State is reported to have ended FY 2010 in balance, the State Comptroller indicated that this was achieved only by delaying certain payments, including state aid payments to local school districts, into FY 2011. The FY 2011 budget is late and is likely to include substantial cuts in aid to local governments. General Fund budget deficits are projected for 2012 ($14.3 billion), and 2013 ($19.1 billion) as well. New York’s political landscape has often resulted in late adoption of budgets, which, in an extreme case, could result in an interruption of debt service payments. The State is heavily indebted according to any number of measurements, which may reduce financial flexibility in the future. According to Moody’s Investors Service, in 2009 New York State has the second highest amount of tax-supported debt outstanding, though on a per capita basis, it ranks fifth. Declining property values resulting from the bursting of the housing bubble may pressure units of local government, as these entities often rely on property taxes for a significant amount of their revenues. The State and its political subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits for government employees. Recent lawsuits challenging school funding mechanisms in the State have resulted in increased expenditures on the part of state and local governments in New York, adding to the financial strain.

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, no Fund will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. NAM has in turn delegated the responsibility to determine in the first instance whether bonds are liquid or illiquid to an outside vendor, although NAM retains the responsibility for the accuracy of such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NAM to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Derivative Transactions, Hedging and Other Actions

Each Fund may enter into derivative transactions to reduce, increase or otherwise alter the Fund’s risk profile, including hedging transactions. Hedging is a term used for various methods of seeking to reduce relative risk by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund’s portfolio against fluctuations in market value caused by market interest rate fluctuations, credit events or other market changes by investing in such instruments as financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap, credit default swap, or total return swap transactions or options on such swaps, or other forms of derivatives. The Funds may also use such investments or techniques to alter its portfolio’s investment characteristics (e.g., duration, yield curve positioning and credit quality) to achieve desired positioning. Such investments or techniques may operate to increase absolute levels of risk, as well as to hedge risk.

When a Fund enters into an index or financial futures contract it is required to post an initial deposit of 1% to 5% of the total contract price. Typically, futures or option on futures holders enter into offsetting closing transactions to enable settlement in cash rather than taking delivery of the underlying security in the future. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the instrument used in a risk reducing hedge and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund’s portfolio securities. Likewise, such imperfect price correlation may mean that the desired non-hedging adjustment to portfolio characteristics (such as lengthening duration) does not lead to the desired risk/return result. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the hedging transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts or options sold on futures or swap contracts create an ongoing greater potential financial risk than do purchasing option transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits with respect to all currently effective hedging investments, would exceed 5% of such series’ net assets. Each Fund will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds (“short-term investments”). Short-term investments will not exceed 20% of a Fund’s assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. government securities or are rated within the highest grade by Moody’s, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

The Funds may invest in the following federally tax-exempt short-term investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—	Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—	Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

—	Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

The Funds may also invest in the following taxable short-term investments:

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These funds pay interest income that is taxable on the federal and state levels. The Fund will bear its proportionate share of the money market fund’s fees and expenses.

Other Corporate Obligations—The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of NAM present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. NAM will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Making of Loans to Issuers of Bonds Already In the Portfolio

A Fund may make a loan to (as opposed to investing in a bond issued by) an entity whose bonds that Fund already owns in its portfolio, in instances where NAM believes that doing so will enhance the value of the Fund’s total investments (both bonds and loans) in obligations of that entity. Typically, such loans will be made to entities suffering severe economic distress, oftentimes in or near bankruptcy. Making a loan to such an entity may enable the entity to remain a “going concern” and enable the entity to both repay the loan as well as be better able to pay interest and principal on the pre-existing bonds, instead of forcing the Fund to liquidate the entity’s assets, which can reduce recovery value. It is generally much more time-consuming and expensive for a troubled entity to issue additional bonds, instead of borrowing, as a means of obtaining liquidity in times of severe financial need.

Other Investment Policies and Techniques of the California High Yield Municipal Bond Fund

Non-Investment Grade Debt Securities (Junk Bonds). Under normal circumstances, at least 65% of the Fund’s net assets will be invested in medium- to low-quality Municipal Obligations. Municipal Obligations rated below investment grade (BB/Ba or lower) are commonly known as “high-yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

(1) Effect of Interest Rates and Economic Changes. The municipal junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by NAM than investments in investment grade debt securities. NAM employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. NAM continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

The Fund may invest up to 10% of its net assets in defaulted Municipal Obligations. Municipal Obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a Municipal Obligation owned by the Fund could result in a significant decline in the value of that Municipal Obligation.

Structured Notes. The Fund may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans references in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Mortgage-Backed Securities. The Fund may invest in fixed-income obligations backed by a pool of mortgages. Mortgage-backed securities are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA) the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

Standby Commitments. The Fund may obtain standby commitments when it purchases Municipal Obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of NAM, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Fund’s net asset value.

MANAGEMENT OF THE TRUST

Trustees and Officers

The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at 9, one of whom is an “interested person” (as the term is defined in the 1940 Act) and 8 of whom are not interested persons (referred to as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 75 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 125 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Birthdate and Business Address	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Robert P. Bremner* 8/22/40 333 West Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	Term—Indefinite** Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200	N/A

Jack B. Evans 10/22/48 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite** Length of service— Since 2003	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President ProTerm of the Board of Regents for the State of Iowa University System; Director, Gazettte Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm).	200	See Principal Occupation description

Name, Birthdate and Business Address	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter 3/6/48 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite** Length of service—Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director, Beta Gamma Sigma International Honor Society (since 2005); Director (since 2004) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University; Director, SS&C Technologies, Inc. (May 2005-October 2005).	200	See Principal Occupation description

David J. Kundert* 10/28/42 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite** Length of service—Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair Investment Committee, Greater Milwaukee Foundation.	200	See Principal Occupation description

Name, Birthdate and Business Address	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William J. Schneider* 9/24/44 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite** Length of service—Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Mid-America Health System Board; formerly, Member and Chair, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	200	See Principal Occupation description

Judith M. Stockdale 12/29/47 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite** Length of service—Since 1996	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200	N/A

Carole E. Stone* 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Indefinite** Length of Service—Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200	See Principal Occupation description

Name, Birthdate and Business Address	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Terence J. Toth* 9/29/59 333 West Wacker Drive, Chicago, IL 60606	Trustee	Term—Indefinite** Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200	See Principal Occupation description

Interested Trustee:

John P. Amboian*** 6/14/61 333 West Wacker Drive, Chicago, IL 60606	Trustee	Term—Indefinite** Length of service— Since 2008	Chief Executive Officer (since July 2007), Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
**	Trustees serve an indefinite term until his/her successor is elected.
***	Mr. Amboian is an “interested person”, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 9/9/56 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	Term—Until July 2010 Length of Service— Since 1996	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC (since 2006), Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200

Nizida Arriaga 6/1/68 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010— Length of Service—Since 2009	Senior Vice President (since 2010) formerly, Vice President (2007-2010) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Michael T. Atkinson 2/3/66 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service— Since 2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service—Since 2007	Executive Vice President, Global Client Private Group (since 2007), Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010— Length of Service—Since 2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200

Lorna C. Ferguson 10/24/45 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service— Since 1998	Managing Director (since 2004), of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management.	200

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Stephen D. Foy 5/31/54 333 West Wacker Drive Chicago, IL 60606	Vice President and Controller	Term—Until July 2010 Length of Service— Since 1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (1995-2010) of Nuveen Asset Management; Certified Public Accountant.	200

Scott S. Grace 8/20/70 333 West Wacker Drive Chicago, IL 60606	Vice President and Treasurer	Term—Until July 2010 Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200

William T. Huffman 5/7/69 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010— Length of Service—Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	136

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	Term—Until July 2010 Length of Service— Since 2004	Senior Vice President (since 2008), formerly, Vice President ( 2006-2008), formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003) formerly Vice President (2006-2008) of Nuveen Asset Management.	200

David J. Lamb 3/22/63 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200

Tina M. Lazar 8/27/61 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President (since 2005) of Nuveen Asset Management.	200

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since 1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, (since 2002) Symphony Asset Management, LLC. (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200

Kevin J. McCarthy 3/26/66 333 West Wacker Drive Chicago, IL 60606	Vice President and Secretary	Term—Until July 2010 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary (since 2007) of Nuveen Asset Management; Vice President and Assistant Secretary (since 2007) of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2008); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

John V. Miller 4/10/67 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service—Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Chartered Financial Analyst.	136

Gregory Mino 1/4/71 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010— Length of Service—Since 2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200

Name, Birthdate and Business Address	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Christopher M. Rohrbacher 8/1/71 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service—Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	200

James F. Ruane 7/3/62 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service—Since 2007	Vice President of Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until July 2010 Length of Service—Since 2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009), formerly, Assistant Vice President (2002-2006) of Nuveen Investments, LLC; Lieutenant Colonel (since 2007), United States Marine Corps Reserve (ret. since 2008), formerly, Major (since 2001).	75

Mark L. Winget 12/21/68 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service—Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the investment advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board of Trustees. During the fiscal year ended February 28, 2010, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended February 28, 2010, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund

Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an independent trustee candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended February 28, 2010, the Nominating and Governance Committee met four times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended February 28, 2010, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the

Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone. During the fiscal year ended February 28, 2010, the Compliance, Risk Management and Regulatory Oversight Committee met five times.

Board Diversification and Trustee Qualifications

In determining that a particular Board Member was qualified to serve as a Board Member, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Boards of the Funds), or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested trustee of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes

Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and is a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Compensation

The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended February 28, 2010.

Name of Trustee	Aggregate Compensation From Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation from Fund and Fund Complex[3]
Robert P. Bremner	$7,952	$985	$254,927
Jack B. Evans	7,089	1,498	228,754
William C. Hunter	5,426	—	180,750
David J. Kundert	6,944	5,395	222,630
William J. Schneider	7,220	5,622	234,560
Judith M. Stockdale	6,385	3,112	209,886
Carole E. Stone	5,426	—	180,750
Terence J. Toth	6,942	2,801	220,523

[1]	The compensation paid to the independent trustees for the fiscal year ended February 28, 2010 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ended February 28, 2010 for services to the open-end and closed-end funds advised by NAM.

Independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance at a Compliance, Risk Management and Regulatory Oversight Committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, ($1,000 for attendance at shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent trustees also receive a fee of $2,500 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen Funds. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by NAM on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the “Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Plan.

The Funds have no employees. The officers of the Trust and the trustee of the Trust who is not an independent trustee serve without any compensation from the Funds.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2009:

Name of Trustee	Dollar Range of Equity Securities in the Funds									Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	California High Yield	California	California Insured	Connec- ticut	Massachu- setts	Massachu- setts Insured	New Jersey	New York	New York Insured
John P. Amboian	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$1-$10,0000	$1-$10,0000	Over $100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000

As of June 3, 2010, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of each of the Funds.

The following table sets forth the percentage ownership of each person, who, as of June 3, 2010, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen California High Yield Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 97E84 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	13.37%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	10.72%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	10.25%

	Morgan Stanley Smith Barney ATTN: Mutual Funds Operations Harborside Financial Center Plaza Two 3rd Floor Jersey City, NJ 07311	8.26%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	UBS Financial Services FBO Adrienne Arsht 3031 Brickell Ave. Miami, FL 33129-2815	5.24%

Nuveen California High Yield Municipal Bond Fund Class B Shares	Gordon Amans & Brenda Amans JTWROS 172 Rainbow Dr # 7268 Livingston TX 77399-1072	59.11%

	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	29.13%

	Citigroup Global Markets Inc., House Account Attn: Peter Boothe 333 West 34th Street New York, NY 10001-2402	9.17%

Nuveen California High Yield Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 97E84 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	20.87%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	16.75%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	16.23%

	Morgan Stanley Smith Barney ATTN: Mutual Funds Operations Harborside Financial Center Plaza Two 3rd Floor Jersey City, NJ 07311	13.00%

Nuveen California High Yield Municipal Bond Fund Class I Shares	Morgan Stanley Smith Barney ATTN: Mutual Funds Operations Harborside Financial Center Plaza Two 3rd Floor Jersey City, NJ 07311	34.06%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	Citigroup Global Markets Inc., House Account Attn: Peter Boothe 333 West 34th Street New York, NY 10001-2402	24.32%

	Laurence S. Brody Ttee The Omnibus Trust UA DTD 09/06/2001 2 Georgeff Rd Ste 200 Rolling Hills, CA 90274-5270	12.19%

	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	5.55%

Nuveen California Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	5.96%

Nuveen California Municipal Bond Fund Class B Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	21.30%

	Morgan Stanley Smith Barney Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	14.74%

	Willis S. Slusser and Marion B. Slusser TRS Willis & Marion Slusser 2002 Family U/A 1/9/02 200 Deer Valley Rd. Apt. 1D San Rafael, CA 94903-5513	12.96%

	Charles Schwab & Co Inc. For the Benefit of their Customers 4500 Cherry Creek Drive S Denver, CO 80018	8.68%

	MLPF&S for the Benefit of its Customers Attn: Fund Admin 97NB2 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	6.97%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen California Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 97GYO 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	38.35%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	13.07%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	10.81%

Nuveen California Municipal Bond Fund Class I Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	9.59%

	Citigroup Global Markets Inc., House Account Attn: Peter Boothe 333 West 34th Street New York, NY 10001-2402	6.07%

	Charles Schwab & Co Inc. For the Benefit of their Customers P O Box 173797 Denver, CO 80217-3797	5.27%

Nuveen California Insured Municipal Bond Fund Class A Shares	UBS Financial Services Inc. FBO Mildred D. Galli & Sylvia Galli Trustees of the Mildred D. Galli Revocable Trust dated 12/21/00 125 Topaz Ave Balboa Island, CA 92662-1024	9.30%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	6.71%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen California Insured Municipal Bond Fund Class B Shares	MLPF&S for the Benefit of its Customers Attn: Fund Admin 97NB3 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	27.53%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	13.64%

Nuveen California Insured Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 97GY1 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	26.33%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	16.95%

	Morgan Stanley Smith Barney Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, 2nd Floor Jersey City, NJ 07311	11.84%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	8.35%

Nuveen California Insured Municipal Bond Fund Class I Shares	Morgan Stanley Smith Barney ATTN: Mutual Funds Operations Harborside Financial Center Plaza Two 3rd Floor Jersey City, NJ 07311	34.06%

	Citigroup Global Markets Inc., House Account Attn: Peter Boothe 333 West 34th Street New York, NY 10001-2402	24.32%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	Laurence S. Brody Ttee The Omnibus Trust UA DTD 09/06/2001 2 Georgeff Rd Rolling Hills, CA 90274-5270	12.19%

	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	5.55%

Nuveen Connecticut Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers, Attn Fund Admin 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	12.96%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	8.23%

Nuveen Connecticut Municipal Bond Fund Class B Shares	MLPF&S for the Sole Benefit of its Customers, Attn Fund Admin 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	25.92%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	15.44%

	NFS LLC FEBO Mary A. Guinipero Frances A. Guinipero 60 Scarborough Road Manchester, CT 06040-5431	5.14%

Nuveen Connecticut Municipal Bond Fund Class C Shares	MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	36.72%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	9.10%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	8.26%

Nuveen Connecticut Municipal Bond Fund Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash PO Box 1533 Minneapolis, MN 55480-1533	42.55%

	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	14.85%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th St., 3rd FL New York, NY 10001	10.95%

Nuveen Massachusetts Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 97NB5 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	6.31%

Nuveen Massachusetts Municipal Bond Fund Class B Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 97GY9 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	29.64%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	15.00%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	9.24%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	NFS LLC FEBO Charles F. Arkin Dena Arkin 31 Temple Rd. Wellesley, MA 02482-7010	7.23%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.41%

	Morgan Stanley Smith Barney Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	5.09%

Nuveen Massachusetts Municipal Bond Fund Class C Shares	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	26.01%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th St., 3rd FL New York, NY 10001	10.44%

	Morgan Stanley Smith Barney ATTN: Mutual Funds Operations Harborside Financial Center Plaza Two 3rd Floor Jersey City, NJ 07311	8.62%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	8.48%

Nuveen Massachusetts Municipal Bond Fund Class I Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	7.30%

Nuveen Massachusetts Insured Municipal Bond Fund Class A Shares	Morgan Stanley Smith Barney ATTN: Mutual Funds Operations Harborside Financial Center Plaza Two 3rd Floor Jersey City, NJ 07311	6.09%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	NFS LLC FEBO Paul M. Ridker Susan Krumholz Ridker 1097 W. Roxbury Pkwy Chestnut Hill, MA 02467-3167	5.79%

Nuveen Massachusetts Insured Municipal Bond Fund Class B Shares	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	13.71%

	MLPF&S For The Benefit of Its Customers ATTN Fund Admn/97NB6 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	12.85%

	UBS Financial Services Inc. FBO The Elizabeth V. Gardiner Trust Charles D. Gardiner TTEES 25 Saga Road South Dennis, MA 02660-2952	6.60%

Nuveen Massachusetts Insured Municipal Bond Fund Class C Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	9.51%

	MLPF&S for the Benefit of its Customers Attn: Fund Admin 97GX5 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	8.68%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.03%

	Morgan Stanley Smith Barney ATTN: Mutual Funds Operations Harborside Financial Center Plaza Two 3rd Floor Jersey City, NJ 07311	5.92%

	Kenneth W. Gillis Brenda C. Gillis JT EN 27 Wyman St. Burlington, MA 01803-4731	5.17%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen Massachusetts Insured Municipal Bond Fund Class I Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	10.86%

Nuveen New Jersey Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	6.15%

	MLPF&S for the Benefit of its Customers Attn: Fund Admin 97E82 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	5.82%

	Charles Schwab & Co. Inc. for the Benefit of their Customers P.O. Box 173797 Denver, CO 80217-3797	5.60%

Nuveen New Jersey Municipal Bond Fund Class B Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	18.36%

	MLPF&S for the Benefit of its Customers 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	14.42%

Nuveen New Jersey Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	31.64%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	20.34%

	Morgan Stanley Smith Barney Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	6.40%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen New Jersey Municipal Bond Fund Class I Shares	Wells Fargo Bank NA FBO Omnibus Account Cash P.O. Box 1533 Minneapolis, MN 55480-1533	37.45%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	8.74%

	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	5.98%

Nuveen New York Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	8.35%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 97E86 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	7.71%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5.47%

Nuveen New York Municipal Bond Fund Class B Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	14.91%

	MLPF&S for the Benefit of its Customers 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	13.57%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5.63%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen New York Municipal Bond Fund Class C Shares	MLPF&S for the Benefit of its Customers 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	36.32%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	12.53%

	Morgan Stanley Smith Barney Attn: Mutual Funds Operations Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	7.17%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.22%

Nuveen New York Municipal Bond Fund Class I Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	9.78%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	8.17%

	Wells Fargo Bank NA FBO Omnibus Account Cash P.O. Box 1533 Minneapolis, MN 55480-1533	7.83%

Nuveen New York Insured Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	6.97%

	Margaret A. Andretta 100 Burgevin St Kingston, NY 12401-5318	5.84%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen New York Insured Municipal Bond Fund Class B Shares	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	16.43%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	12.75%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	11.02%

	Raymond James & Assoc Inc FBO Loulou Scharf & Isabel Kurek TTEE U/W Herbert L Scharf 313 Kirby Ave. Woodmere, NY 11598-2526	6.41%

Nuveen New York Insured Municipal Bond Fund Class C Shares	MLPF&S for the Benefit of its Customers Attn: Fund Admin 97GX0 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	34.83%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	6.51%

Nuveen New York Insured Municipal Bond Fund Class I Shares	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	10.67%

INVESTMENT ADVISER AND INVESTMENT

MANAGEMENT AGREEMENT

Generally

NAM acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. NAM also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See “Fund Service Providers” in the Prospectus.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds’ shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. Nuveen and NAM are subsidiaries of Nuveen Investments, Inc. (“Nuveen Investments”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

NAM has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Nuveen California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds so that total operating expenses (including NAM’s fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) do not exceed ..75% (.975% for the Insured Funds) of average daily net assets of any class of shares of those Funds, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee. For the Nuveen California High Yield Municipal Bond Fund, NAM will waive fees and reimburse expenses so that total operating expenses (including NAM’s fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) do not exceed .75% through July 31, 2010, and 1.00% thereafter, of the average daily net assets of any class of shares of the Fund, subject to possible further reductions as a result of reductions in the complex-level fee component of the management fee.

Each Fund’s management fee is divided into two components—a complex-level fee, based on the aggregate amount of all Nuveen Fund assets managed by NAM and its affiliates, and a specific fund-level fee, based only on the amount of assets within each individual Fund. Each Fund’s management fee equals the sum of the respective fund-level fee and the complex-level fee. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by NAM and its affiliates. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

The Nuveen California High Yield Municipal Bond Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875%
For the next $250 million	.3750%

Average Daily Net Assets	Fund-Level Fee Rate
For the next $500 million	.3625%
For the next $1 billion	.3500%
For net assets over $2 billion	.3250%

Each of the Nuveen California, California Insured, Connecticut, Massachusetts, Massachusetts Insured, New Jersey, New York and New York Insured Municipal Bond Funds has agreed to pay an annual fund-level fee, payable monthly, based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375%
For the next $250 million	.3250%
For the next $500 million	.3125%
For the next $1 billion	.3000%
For the next $3 billion	.2750%
For net assets over $5 billion	.2500%

The annual complex-level fee for each Fund, payable monthly, is based on the aggregate amount of total assets managed for all Nuveen Funds as set forth in the following table:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

*	The complex-level fee is calculated based upon the aggregate daily managed net assets of all Nuveen Funds, with such daily managed net assets defined separately for each Fund in its management agreement, but excluding assets attributable to investments in other Nuveen Funds. Daily managed net assets include assets managed by NAM that are attributable to financial leverage employed by any Nuveen Fund. For these purposes, financial leverage includes the Nuveen Funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) issued by tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by NAM to limit the amount of such assets for determining managed net assets in certain circumstances. As of March 31, 2010, the complex-level fee rate was .1867%.

For the last three fiscal years the Funds paid net management fees as follows:

	Management Fees Net of Expense Reimbursement Paid to NAM for the Year Ended			Fee Waivers and Expense Reimbursements from NAM for the Year Ended
	2/29/08	2/28/09	2/28/10	2/29/08	2/28/09	2/28/10
Nuveen California High Yield Municipal Bond Fund	$228,178	$354,879	$425,345	$22,342	$—	$1,525
Nuveen California Municipal Bond Fund	1,626,872	1,677,358	1,563,113	—	—	—
Nuveen California Insured Municipal Bond Fund	1,244,502	1,108,167	1,025,220	—	—	—
Nuveen Connecticut Municipal Bond Fund	1,654,160	1,726,170	1,788,849	—	—	—
Nuveen Massachusetts Municipal Bond Fund	861,189	648,196	654,547	—	—	—
Nuveen Massachusetts Insured Municipal Bond Fund	426,331	435,661	475,887	—	—	—
Nuveen New Jersey Municipal Bond Fund	1,038,347	1,128,515	1,194,228	—	—	—
Nuveen New York Municipal Bond Fund	2,096,602	2,155,955	2,199,040	—	—	—
Nuveen New York Insured Municipal Bond Fund	1,637,926	1,535,537	1,554,928	—	—	—

In addition to the management fee of NAM, each Fund pays all other costs and expenses of its operations and a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen Funds, NAM, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The following individuals have primary responsibility for the day-to-day implementation of the Funds’ investment strategies:

Name	Fund
Cathryn P. Steeves	Connecticut Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
New York Insured Municipal Bond Fund
Massachusetts Municipal Bond Fund
Massachusetts Insured Municipal Bond Fund
John V. Miller	California High Yield Municipal Bond Fund
Scott R. Romans	California Municipal Bond Fund
California Insured Municipal Bond Fund

Other Accounts Managed. In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Cathryn P. Steeves	Registered Investment Companies	39	$6.77 billion
	Other Pooled Investment Vehicles	0	0
	Other Accounts	0	0
John V. Miller	Registered Investment Companies	2	$5.29 billion
	Other Pooled Investment Vehicles	1	85 million
	Other Accounts	9	1.6 million
Scott R. Romans	Registered Investment Companies	28	$5.44 billion
	Other Pooled Investment Vehicles	0	0
	Other Accounts	3	.38 million

*	Assets are as of February 28, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of February 28, 2010, the S&P/Investortools Municipal Bond Index was comprised of 54,637 securities with an aggregate current market value of $1,176 billion.

Base Salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash Bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of a Fund and the other accounts. NAM, however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2010, each portfolio manager beneficially owned the following dollar range of equity securities issued by the Funds and other Nuveen Funds managed by NAM’s municipal investment team:

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen Funds managed by NAM’s municipal investment team
Cathryn P. Steeves	Connecticut Municipal Bond Fund	$0	$10,001-$50,000
	New Jersey Municipal Bond Fund	0
	New York Municipal Bond Fund	0
	New York Insured Municipal Bond Fund	0
	Massachusetts Municipal Bond Fund	0
	Massachusetts Insured Municipal Bond Fund	0
John V. Miller	California High Yield Municipal Bond Fund	0	$50,001-$100,000
Scott R. Romans	California Municipal Bond Fund	0	$10,001-$50,000
	California Insured Municipal Bond Fund	0

No portfolio manager beneficially owns any stock issued by the Funds because all of the Funds are state-specific and provide exemption from both regular federal, state and/or income tax for residents of the state in question, while the portfolio managers, each of whom lives in Illinois, would not benefit from that double or triple tax exemption and would be better served investing in a nationally diversified fund.

Proxy Voting Policies

The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

NAM is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of NAM to seek the best execution under the circumstances of each trade. NAM evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, NAM may randomly select one of them. While NAM will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of NAM in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

NAM may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds’ shares by State Street Bank & Trust Company, the Funds’ custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the “NYSE”) is normally open for trading. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund’s assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

In determining net asset value for the Funds, each Fund’s custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, state and local taxation of the Funds.

Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% gross income test”). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies), the securities (other than the securities of other regulated investment companies) of two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long- term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest, any investment company taxable income, and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect to such shares.

Treasury regulations generally permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short- term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

If a Fund has both tax-exempt and taxable income, it will use the “average annual” method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund’s taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund’s taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when NAM would not have chosen to sell such securities and which may result in taxable gain or loss.

If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund’s losses, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Because the taxable portion of a Fund’s investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

Prior to purchasing shares in a Fund, the impact of dividends or distributions, which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers gain on the sale of shares held for more than one year will generally be taxed at rates applicable to long-term capital gains, while gain on the sale of shares held for not more than one year or less and other ordinary income will generally be taxed at ordinary income rates.

All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay any material amount of the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur corporate federal income tax (and to the extent applicable, corporate alternative minimum tax) upon its income for that year. Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are “substantial users” of the facilities financed by such bonds or “related persons” of such “substantial users,” the Funds may not be an appropriate investment for shareholders who are considered either a “substantial user” or a “related person” within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder’s social security or railroad retirement benefits will be subject to federal income tax.

The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Funds are required in certain circumstances to withhold the applicable rate (currently 28%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the Code.

State Tax Matters

The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund’s transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

California. The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the California Funds.

The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds’ shareholders.

The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Connecticut. The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund’s shareholders.

The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions (“Connecticut Obligations”) or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law and distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Connecticut Fund distributions received that are not exempt-interest dividends or capital gain dividends.

Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

Shares of the Connecticut Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Connecticut and local tax matters.

Massachusetts. The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds’ transactions.

The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds’ shareholders.

The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will generally be subject to the Massachusetts personal income and corporate excise tax.

Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

New Jersey. The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Fund.

The following is based on the assumptions that the New Jersey Fund will qualify under Subchapter M of the Code as a regulated investment company and under New Jersey law as a qualified investment fund, that it will satisfy the conditions which will cause the New Jersey Fund’s distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Fund’s shareholders.

The New Jersey Fund will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, the New Jersey Fund does not expect to pay a material amount of either tax.

Distributions by the New Jersey Fund that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

All distributions from the New Jersey Fund, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

Gain on the sale, exchange, or other disposition of shares of the New Jersey Fund will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

Shares of the New Jersey Fund may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters.

New York. The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

Individual shareholders of the New York Funds, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the New York Funds clearly identify as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York (“New York Municipal Obligations”) and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes), which are derived from interest on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the New York Funds of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Funds of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Funds will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

All distributions from the New York Funds, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The minimum initial investment is $3,000 per fund share class ($50 if you establish a monthly systematic investment plan account and $250 for accounts opened through fee-based programs). The Funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

The California High Yield Fund does not issue Class B Shares. The other Funds will issue Class B Shares upon the exchange of Class B Shares from another Nuveen Mutual Fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Each Fund has established a maximum purchase limit for the Class C Shares of the Funds. Purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .20%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A Shares of a Fund. The example assumes a purchase on February 28, 2010 of Class A Shares from the Nuveen Massachusetts Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.

Net Asset Value per share	$9.75
Per Share Sales Charge—4.20% of public offering price (4.31% of net asset value per share)	.42

Per Share Offering Price to the Public	$10.17

The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify Nuveen or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to a financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/ maturity occurred not more than 90 days prior to reinvestment.

Elimination of Sales Charge on Class A Shares. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

•	investors purchasing $1,000,000 or more (Nuveen may pay financial intermediaries on Class A sales of $1 million and above up to an additional 0.25% of the purchase amount);

•	officers, trustees and former trustees of the Nuveen Funds;

•

bona fide, full-time and retired employees and directors of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

with respect to purchases by employer-sponsored retirement plans with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay financial intermediaries a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the financial intermediary elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 12 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

If you are eligible to purchase either Class A Shares or Class I Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I Shares are not subject to a distribution or service fee, and, consequently, holders of Class I Shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A Shares and Class I Shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A Shares.

Class I Share Purchase Eligibility

Class I Shares are available for purchases of $1 million or more directly from the funds and for purchases using dividends and capital gains distributions on Class I Shares. Class I Shares also are available for the following categories of investors:

•

officers, trustees and former trustees of any Nuveen Fund and their immediate family members and officers, directors and former directors of any parent company of Nuveen and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.)

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Nuveen;

•

fee-paying clients of a registered investment advisor (“RIA”) who initially invests for clients an aggregate of at least $100,000 in Nuveen Mutual Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not affiliated and which has entered into an agreement with Nuveen;

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•	other Nuveen Mutual Funds whose investment policies permit investments in other investment companies.

In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I Shares, if, before September 6, 1994 (or June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I Shares are not subject to a distribution or service fee and, consequently, holders of Class I Shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A Shares and Class I Shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A Shares.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge (“CDSC”). However, in the case of Class A Shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 12 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following special circumstances: 1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund’s systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Class A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and 10) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Shareholder Programs

Exchange Privilege. You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund if, after you purchased your shares, you became eligible to purchase a different class of shares. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege. If you redeemed Class A or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred. The reinstatement privilege is not available for Class B shares.

Suspension of Right of Redemption. Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In-Kind. The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period, and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right in their sole discretion to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive that the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy. As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by NAM; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code (“Code”) from a retirement plan: (a) upon attaining age 59½; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) redemptions to satisfy required minimum distributions after age 70½ from an IRA account.

General Matters

The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds’ net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

In addition, you may exchange Class I Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class I Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see “How to Buy Shares” and “Special Services—Systematic Investing” in the applicable Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on August 3, 2009 (“Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds’ shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds’ shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Nuveen receives any CDSCs imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years, where applicable. All figures are to the nearest thousand.

	Year Ended February 29, 2008		Year Ended February 28, 2009		Year Ended February 28, 2010
Fund	Amount of Underwriting Commissions	Amount Retained By Nuveen	Amount of Underwriting Commissions	Amount Retained By Nuveen	Amount Underwriting Commissions	Amount Retained By Nuveen
Nuveen California High Yield Municipal Bond Fund	$277	$16	$211	$21	$286	$22
Nuveen California Municipal Bond Fund	110	12	136	13	99	12
Nuveen California Insured Municipal Bond Fund	149	20	104	12	150	16
Nuveen Connecticut Municipal Bond Fund	426	43	391	46	366	51
Nuveen Massachusetts Municipal Bond Fund	68	10	47	6	105	17
Nuveen Massachusetts Insured Municipal Bond Fund	41	4	66	7	88	10
Nuveen New Jersey Municipal Bond Fund	79	10	114	14	121	17
Nuveen New York Municipal Bond Fund	343	46	305	35	260	35
Nuveen New York Insured Municipal Bond Fund	89	12	132	11	164	24

Other compensation to certain dealers

NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to 0.25% of fund sales by that dealer; and/or (b) up to 0.12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Mutual Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of Nuveen Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Mutual Funds.

In 2010, NAM expects that it will pay additional compensation to the following dealers:

Ameriprise Financial

Banc of America Investment Services Inc.

Linsco-Private Ledger

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley & Co. Incorporated

Raymond James Financial

Smith Barney

UBS Financial Services Inc.

Wells Fargo Advisors, LLC

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a policy on the disclosure of portfolio holdings which provides that a Fund, (including its investment adviser, distributor, any subadviser, and agents and employees thereof) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. Under the policy, persons associated with the Funds may not solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Portfolio holdings information may be provided to third parties if such information has been included in the Funds’ public filings with the SEC or is disclosed on the Funds’ publicly accessible Web site, www.nuveen.com. Information posted on the website may be separately provided to any person commencing the day after it is first posted. For Municipal Bond Funds, this information is posted monthly approximately 5 business days after the end of the month as of which the information is current. For other Nuveen Funds, this information is posted monthly approximately 5 business days after the end of the month following the month as of which the information is current. Additionally, each Fund posts on the website a list of top ten holdings as of the end of each month, approximately 5 business days after the end of the month as of which the information is current. The Funds reserve the right to revise this posting schedule in the future. The information posted will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties if the recipient is required to keep the information confidential and not misuse it, either by virtue of the recipient’s duties to the Funds as an agent or service provider or by explicit agreement. In this connection, portfolio holdings information will be disclosed on an ongoing basis in the normal course of investment and administrative operations to service providers, including the Funds’ investment adviser, subadvisers, distributor, independent registered public accounting firm, custodian and fund accounting agent. Portfolio holdings information will also be provided to financial printers (including R.R. Donnelley Financial, Financial Graphic Services), proxy voting services (including RiskMetrics Group, Inc., ADP Investor Communication Services and Glass, Lewis & Co.), vendors that assist with the pricing of portfolio holdings (including Interactive Data Corporation and Standard & Poor’s), firms that have been retained by the Fund or its adviser or subadviser to process corporate actions or file proof of claims (including Securities Class Action Services), and legal counsel to the Funds, the Funds’ independent directors, or investment advisers (including K&L Gates LLP, Morgan, Lewis & Bockius LLP and Chapman and Cutler LLP). The Funds’ investment adviser or subadvisers may also provide portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

A Fund or its investment adviser or sub-adviser(s) may also provide portfolio holdings information on an ongoing basis to third parties that provide portfolio analytical tools or assistance with portfolio accounting, straight-through processing or trade order management (including Vestek Systems, Thompson Financial, Factset Research Systems and Advent Software), trading cost analysis (including Elkins/McSherry, LLC and Abel/Noser Corp.) or other portfolio management services; third parties that supply their analyses of holdings information, but not the holdings information itself, to their clients (including retirement plan sponsors or their consultants); and certain independent rating and ranking organizations (including Standard & Poor’s, Moody’s Investor Services and Lipper, Inc.). A Fund or its investment adviser, subadviser or distributor may also provide portfolio holdings information to third party firms for due diligence purposes in connection with the firm’s decision to offer or continue to offer Fund shares to customers or in anticipation of a merger involving a Fund, or in other circumstances. To the extent that these disclosures are made prior to the posting of the information on the publicly available website, designated officers of the Funds must first make a determination that there is a legitimate business purpose for doing so and the recipient is subject to a duty to maintain the confidentiality of the information and not misuse it.

Portfolio holdings information will also be disclosed as required by law to regulatory agencies, listing authorities or in connection with litigation.

Compliance personnel of the Funds and their investment adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policy. Reports are made periodically to the Funds’ Board.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION AND SERVICE PLAN

The Funds have adopted a plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares are subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares are subject to an annual service fee. Class I Shares are not subject to either distribution or service fees.

The distribution fee applicable to Class B and Class C Shares under each Fund’s 12b-1 Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to financial intermediaries, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund’s 12b-1 Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the 12b-1 Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the 12b-1 Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the 12b-1 Plan applicable to Class C Shares.

During the fiscal year ended February 28, 2010, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to financial intermediaries.

12b-1 Fees Incurred by each Fund for the Fiscal Year Ended February 28, 2010
Nuveen California High Yield Municipal Bond Fund:
Class A	$68,892
Class B	1,323
Class C	86,235

12b-1 Fees Incurred by each Fund for the Fiscal Year Ended February 28, 2010
Nuveen California Municipal Bond Fund:
Class A	$231,296
Class B	36,063
Class C	172,643
Nuveen California Insured Municipal Bond Fund:
Class A	$153,687
Class B	34,829
Class C	90,003
Nuveen Connecticut Municipal Bond Fund:
Class A	$511,813
Class B	72,577
Class C	386,979
Nuveen Massachusetts Municipal Bond Fund:
Class A	$111,253
Class B	23,193
Class C	87,508
Nuveen Massachusetts Insured Municipal Bond Fund:
Class A	$64,305
Class B	34,119
Class C	95,714
Nuveen New Jersey Municipal Bond Fund:
Class A	$215,686
Class B	93,147
Class C	249,364
Nuveen New York Municipal Bond Fund:
Class A	$413,148
Class B	97,917
Class C	422,141
Nuveen New York Insured Municipal Bond Fund:
Class A	$185,824
Class B	59,363
Class C	127,405

Under each Fund’s 12b-1 Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the 12b-1 Plan. The 12b-1 Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not “interested persons” and who have no direct or indirect financial interest in the 12b-1 Plan or by vote of a majority of the outstanding voting securities of such class. The 12b-1 Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the 12b-1 Plan cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. The 12b-1 Plan may not be amended to increase materially the cost that a class of shares may bear under the 12b-1 Plan without the approval of the shareholders of the affected class, and any other material amendments of the 12b-1 Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the 12b-1 Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP has been selected as auditors for the Funds. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under “Financial Highlights” in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

The custodian of the Funds’ assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, 30 Dan Road, Canton, Massachusetts 02021.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report. Each Fund’s Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

The four highest ratings of Moody’s for Municipal Obligations are Aaa, Aa, A and Baa, with ratings assigned based upon an analysis of the municipality’s ability to repay its debt. Municipal Obligations rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues. The rating of Aa is assigned to Municipal Obligations that demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues. Municipal Obligations that are rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues. Municipal Obligations that are rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues. Moody’s appends numerical modifiers to each of these generic rating categories. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds that have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest “investment grade” security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because Municipal Obligations rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.” Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

The “Other Corporate Obligations” category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody’s. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody’s corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund’s portfolio, but NAM will consider such an event in its determination of whether the Fund should continue to hold such obligation.

A-1

APPENDIX B

DESCRIPTION OF DERIVATIVES AND HEDGING TECHNIQUES

Set forth below is additional information regarding the Funds’ use of derivatives and hedging techniques, and use of repurchase agreements.

Futures and Index Transactions

Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging a Fund’s existing or anticipated holdings of long-term debt securities or for otherwise adjusting the investment characteristics of a Fund’s portfolio. When a Fund purchases a financial future, it deposits in cash or securities an “initial margin” of between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging a Fund’s existing or anticipated holdings of long-term debt securities or for otherwise adjusting the investment characteristics of a Fund’s portfolio. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant, is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge. Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

Options on Financial Futures. The Funds may also purchase or sell put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds, U.S. Treasury Notes, and/or Eurodollar futures contracts on The Chicago Board of Trade or the Chicago Mercantile Exchange. The purchase of put options on financial futures is analogous to the purchase or sale of put options by a Fund on its portfolio securities to hedge against the risk of rising or declining interest rates. As with options on debt securities, the holder of an option may terminate his position by buying or selling an option of the same type. There is no guarantee that such closing transactions can be effected.

Index Contracts

Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Funds may also purchase or sell put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in NAM’s opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund’s board of trustees (“Qualified Institutions”). NAM will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund’s board of trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

A Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

MAI-MS2-0810P